UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 25, 2009
MEDICAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 001-32559

Maryland (State or other jurisdiction of incorporation or organization )	20-0191742 (I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL (Address of principal executive offices)	35242 (Zip Code)
Registrant’s telephone number, including area code
(205) 969-3755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
As previously disclosed, the Company and certain of its affiliates are named as defendants in a lawsuit first filed in December 2006 in connection with the termination of leases at our former Houston Town & Country hospital and medical office building. Jury trial for that case, Miguel Franco, M.D., et al v. Memorial Hermann Healthcare System, et al, had been set for September 2009 in Harris County, Texas District Court. For reasons unrelated to the Company or its affiliates, the trial date has now been reset for January 2010.
The information in Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC. (Registrant)
By:	/s/ R. Steven Hamner
R. Steven Hamner
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: August 25, 2009

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